First Alliance Mortgage Loan Trust 1997-4
          Mortgage Loan Asset Backed Certificates, Series 1997-4

          [$106,000,000] Class A Certificates

          -------------------------------------------------------------------

          [$44,000,000] Class A-1 Fixed Rate Group Certificates - [6.710]% [$12,000,000] Class A-2 Fixed Rate Group Certificates - [7.130]% [$50,000,000] Class A-3 Floating Rate Group Certificates
             - 1M LIBOR + [23] bps.


The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1997-4 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

             First Alliance Mortgage Loan Trust 1997-4
             Mortgage Loan Asset Backed Certificates, Series 1997-4

--------------------------------------------------------------------------------

Title of  Securities:    First Alliance Mortgage Loan Trust
                         1997-4, Class A-1 and Class A-2 Fixed Rate Group
                         Certificates and Class A-3 Variable Rate Group
                         Certificates (collectively, the "Certificates").

Certificate
Description:             Class A-1        Class A-2        Class A-3
                         ---------        ---------        ---------
Collateral:                 Fixed Rate Home Equity         Variable Rate Home
                                Mortgage Loans             Equity Mortgage Loans

Prepayment
Assumption:              [27% HEP]        [27% HEP]        [27% CPR]


Approximate Size:        [$44,000,000]    [$12,000,000]    [$50,000,000]

Average Life
to Call (years):         [2.039]          [6.586]          [2.821]

Average Life
to maturity (years):     [2.039]          [7.670]          [3.059]

Coupon:                  [6.710%]         [7.130%]         The lesser of:
                                                           1) One Month LIBOR
                                                               + [23]bps
                                                           2) The Available
                                                               Funds Cap

Coupon Step-up:          N/A              After the        After the Clean-up
                                          Clean-up Call,   Call, the lesser of:
                                          0.50%.           1) One Month LIBOR
                                                               + 2x [23] bps
                                                           2) The Available
                                                               Funds Cap

Yield to Call:           [6.609%]         [7.163%]         Variable

Collateral
Adjustment Frequency:    N/A              N/A              Every 6 months (Both
                                                           Interest Rate &
                                                           Payment)

Payment Delay (days):    [19]             [19]             NONE

Interest
Accrual Basis:           30/360           30/360           Actual/360

Dated Date:              [12/01/97]       [12/01/97]       [12/22/97]

First Payment:           [1/20/98]        [11/20/02]       [1/20/98]

Expected Maturity
without Call:            [11/20/02]       [10/20/13]       [3/20/14]

Expected Maturity
with 10% Call:           [11/20/02]       [4/20/05]        [4/20/05]

Stated Maturity:         [4/20/24]        [4/20/29]        [12/20/27]

Pricing Date:            [12/09/97]       [12/09/97]       [12/09/97]

Settlement Date:         [12/22/97]       [12/22/97]       [12/22/97]

                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             First Alliance Mortgage Loan Trust 1997-4
             Mortgage Loan Asset Backed Certificates, Series 1997-4

--------------------------------------------------------------------------------

Company and
Servicer:           First Alliance Mortgage Company, a California corporation

Servicing Fee:      50 basis points per annum

Trustee:            [The Bank of New York]

Aggregate
Group Balance:      Fixed Rate Group          $[56,000,000]
                    Variable Rate Group       $[50,000,000]

Payment Date:       The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on January
                    20, 1998

Record Date:        Class A-1, Class A-2 & Class A-3 - The last day of the
                    calendar month immediately preceeding the related Payment
                    Date

Interest
Accrual Period:     The interest accrual period for the Class A-1 and Class A-2
                    Certificates is the calendar month prior to the month in which a distribution occurs.

                    Interest will accrue on the Class A-3 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of
Certificates:       Book-entry only through the same-day funds facilities of
                    DTC, Euroclear and CEDEL

Denominations:      Minimum denominations of $1,000 and integral multiples
                    thereof

Prepayment
Assumption:         For the Class A-1 and Class A-2 Fixed-Rate Group
                    Certificates, [27]% HEP ([2.7]% CPR in month 1 with monthly incremental increases of [2.7]% CPR until the speed reaches
                    [27]% CPR in month 10 based on loan seasoning.)

                    For the Class A-3 Variable-Rate Group Certificates, [27]%
                    CPR

10% Clean-up Call:  The Servicer has the option to exercise a call when the aggregate mortgage loan balance equals 10% or less of the original aggregate collateral balance and the original aggregate amount of the prefunding accounts. The call will be exercised at par plus accrued interest.

Coupon Step-Up:     If the Servicer does not exercise the Cleanup Call, the
                    coupon on the Class A-2 Certificates shall be raised to [7.130]% + 0.50%.

                    If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-3 Certificates shall be raised to 1M LIBOR + 2x [23]bps, subject to the Monthly Available Funds Cap.

Available Funds
Cap: The Available Funds Cap is the weighted average of the Mortgage Rates on the Mortgage Loans in the Variable Rate Group, less the sum of (a) the Variable- Rate Group Servicing Fee (50 bps), (b) beginning on the Second Payment Date from the Closing Date, the premiums due to the Certificate Insurer with respect to the Certificate Insurance Policy relating to the Class A-3 Certificates, (c) the fees due to the Trustee relating to the Class A-3 Certificates, and (d) beginning on the [seventh] Payment Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable Rate Group, calculated as of the first day of the related Remittance Period.

Interest
Carry Forward:      The Class A-3 Certificates will have an interest carry
                    forward feature. The excess of the interest accrued on the Class A-3 Certificates over the amount of interest actually distributed will be paid on future Remittance Dates to the extent of Class A-3 Available funds prior to distributing any Excess Spread to the holder of the Class R Certificate.
                    The Interest Carryover Amount will accrue interest at the Class A-3 Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero.
                    The Interest Carryover Amount is not guaranteed by MBIA.
                    There will be no make-whole of the interest carry forward at the call date.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             First Alliance Mortgage Loan Trust 1997-4
             Mortgage Loan Asset Backed Certificates, Series 1997-4

--------------------------------------------------------------------------------

Pre-Funding
Account: On the Closing Date, approximately [$14,686,993.95] will be deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$11,300,436.20] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [January 20,1998] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                    [Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1 Certificateholders as a prepayment on the [February] 1998 Payment Date.]

                    Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-3 Certificateholders as a prepayment on the [February] 1998 Payment Date.

Credit Enhancement: A combination of:
                     - Overcollateralization
                     - Cross-collateralization of excess spread
                     - 100% wrap from MBIA guarantee of timely interest and
                       ultimate principal

Certificate
Ratings: The Certificates will be rated AAA by Standard & Poor's and Aaa by Moody's Investor Service.

Certificate
Insurer:            MBIA Insurance Corporation ("MBIA")
                    MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:          Timely payments of interest and the ultimate payment of
                    principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:     The Certificates will be ERISA eligible. Investors should
                    consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:           REMIC

Prospectus:         The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further
Information:        For further information, call the ABS desk at (212)
                    778-2741, Paul Richardson at (212) 778-1507, Sean Arnold at
                    (212) 778-4921, Lina Hsu at (212) 778-1451, or Joe Astorina
                    at (212) 778-2667.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

AVAILABLE FUNDS CAP FOR BOND A3

Cap: Net WAC - Trustee Fee (2 bps) - Surety Fee (14 bps) - 50bps cushion (starting month 7)

DATE      Av Funds Cap (30/360 Basis)
-------------------------------------

02/20/98       8.157
03/20/98       8.223
04/20/98       8.223
05/20/98       8.330
06/20/98       8.460
07/20/98       7.960
08/20/98       8.201
09/20/98       8.600
10/20/98       8.600
11/20/98       8.707
12/20/98       8.837
01/20/99       8.837
02/20/99       9.078
03/20/99       9.477
04/20/99       9.477
05/20/99       9.583
06/20/99       9.714
07/20/99       9.714
08/20/99      10.023
09/20/99      10.242
10/20/99      10.298
11/20/99      10.321
12/20/99      10.363
01/20/00      10.363
02/20/00      10.539
03/20/00      10.539
04/20/00      10.595
05/20/00      10.595
06/20/00      10.616
07/20/00      10.616
08/20/00      10.616
09/20/00      10.616
10/20/00      10.622
11/20/00      10.622
12/20/00      10.642
01/20/01      10.642
02/20/01      10.642
03/20/01      10.642
04/20/01      10.643
05/20/01      10.643
06/20/01      10.648
07/20/01      10.648
08/20/01      10.648
09/20/01      10.648
10/20/01      10.648
11/20/01      10.648
12/20/01      10.648
01/20/02      10.648
02/20/02      10.648
03/20/02      10.648
04/20/02      10.648
05/20/02      10.648
06/20/02      10.648
07/20/02      10.648
08/20/02      10.648
09/20/02      10.648
10/20/02      10.648
11/20/02      10.648
12/20/02      10.648
01/20/03      10.648
02/20/03      10.648     And so on...


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  FAMT 1997-4
     -  Cut Off Date of Tape is  12/1/97
     -  FIX
     -      $44,699,563.80
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     654

Aggregate Unpaid Principal Balance:                $44,699,563.80
Aggregate Original Principal Balance:              $45,031,379.22

Weighted Average Gross Coupon:                             9.841%
Gross Coupon Range:                               7.75% -  15.95%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $68,347.96
Average Original Principal Balance:                    $68,855.32

Maximum Unpaid Principal Balance:                     $343,022.24
Minimum Unpaid Principal Balance:                       $5,664.95

Maximum Original Principal Balance:                   $343,651.00
Minimum Original Principal Balance:                    $11,223.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         316.680
Stated Rem Term Range:                            12.00 -  360.00

Weighted Average Age :                                      1.943
Age Range:                                         0.00 -   83.00

Weighted Average Original Term:                           318.623
Original Term Range:                              60.00 -  360.00

Weighted Average Original LTV:                             53.449
Original LTV Range:                               7.97% -  79.99%

Weighted Average Combined LTV:                             54.041
Combined LTV Range:                               9.94% -  79.99%

--------------------------------------------------------------------------------

                        COMBINED LOAN-TO-VALUE RATIOS
                                                                Percentage of
                                          Aggregate             Cut-Off Date
     Combined           Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              13           1,317,368.53               2.95
70.01 to  75.00              37           3,869,145.72               8.66
65.01 to  70.00              62           6,300,305.53              14.09
60.01 to  65.00              71           6,155,248.66              13.77
55.01 to  60.00              78           5,937,156.85              13.28
50.01 to  55.00              74           5,750,792.67              12.87
45.01 to  50.00              57           3,330,500.04               7.45
40.01 to  45.00              53           3,239,772.83               7.25
35.01 to  40.00              58           2,871,108.36               6.42
30.01 to  35.00              41           2,060,394.21               4.61
25.01 to  30.00              38           1,596,412.90               3.57
20.01 to  25.00              33           1,093,110.28               2.45
15.01 to  20.00              23             653,223.70               1.46
10.01 to  15.00              14             488,107.24               1.09
 5.01 to  10.00               2              36,916.28               0.08
--------------------------------------------------------------------------
Total............           654        $ 44,699,563.80             100.00%
==========================================================================


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL LOAN-TO-VALUE RATIOS
                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              13           1,317,368.53               2.95
70.01 to  75.00              35           3,795,359.85               8.49
65.01 to  70.00              62           6,300,305.53              14.09
60.01 to  65.00              70           6,134,384.66              13.72
55.01 to  60.00              70           5,690,548.00              12.73
50.01 to  55.00              69           5,470,560.03              12.24
45.01 to  50.00              55           3,294,353.95               7.37
40.01 to  45.00              49           3,140,237.08               7.03
35.01 to  40.00              56           2,865,190.99               6.41
30.01 to  35.00              43           2,203,378.94               4.93
25.01 to  30.00              38           1,623,886.31               3.63
20.01 to  25.00              35           1,246,567.65               2.79
15.01 to  20.00              29             827,999.72               1.85
10.01 to  15.00              23             654,683.44               1.46
 5.01 to  10.00               7             134,739.12               0.30
--------------------------------------------------------------------------
Total............           654        $ 44,699,563.80             100.00%
==========================================================================


                      GROSS MORTGAGE INTEREST RATE RANGE          3-Dec-1997
                                                                  Page 1

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 7.50% < Gross Coupon <=  8.00%          2          155,572.65       0.35
 8.00% < Gross Coupon <=  8.50%         17        1,305,426.11       2.92
 8.50% < Gross Coupon <=  9.00%        140       11,343,156.54      25.38
 9.00% < Gross Coupon <=  9.50%        122        8,754,801.80      19.59
 9.50% < Gross Coupon <= 10.00%        161       10,607,580.55      23.73
10.00% < Gross Coupon <= 10.50%         88        5,594,026.52      12.51
10.50% < Gross Coupon <= 11.00%         49        3,289,419.02       7.36
11.00% < Gross Coupon <= 11.50%         24        1,396,056.37       3.12
11.50% < Gross Coupon <= 12.00%         17          819,090.91       1.83
12.00% < Gross Coupon <= 12.50%          5          224,305.22       0.50
12.50% < Gross Coupon <= 13.00%          4          204,518.45       0.46
13.00% < Gross Coupon <= 13.50%          5          191,374.98       0.43
13.50% < Gross Coupon <= 14.00%          9          301,295.45       0.67
14.00% < Gross Coupon <= 14.50%          3          126,275.31       0.28
14.50% < Gross Coupon <= 15.00%          6          369,201.60       0.83
15.00% < Gross Coupon <= 15.50%          1            6,427.87       0.01
15.50% < Gross Coupon <= 16.00%          1           11,034.45       0.02

----------------------------------------------------------------------------
Total..........                        654     $ 44,699,563.80     100.00%
============================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        11                 803,929.69         1.80
CA                       147              11,923,446.24        26.67
CO                        17               1,107,427.66         2.48
DC                        14                 754,713.54         1.69
FL                        30               1,890,337.87         4.23
GA                         9                 495,469.35         1.11
IL                        46               3,075,627.33         6.88
MA                        11                 668,606.84         1.50
MD                        33               2,127,790.17         4.76
MI                         1                  62,570.70         0.14
NJ                        80               5,156,563.71        11.54
NY                       145               9,184,452.60        20.55
OH                         6                 402,616.38         0.90
OR                        14                 922,610.53         2.06
PA                        36               2,198,623.14         4.92
UT                        15               1,057,171.51         2.37
VA                         6                 457,168.37         1.02
WA                        33               2,410,438.17         5.39
--------------------------------------------------------------------------
Total...............     654            $ 44,699,563.80       100.00%
==========================================================================


                     REMAINING MONTHS TO STATED MATURITY          3-Dec-1997
                                                                  Page 1

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

  1 < Rem Term <=  12          1          10,022.94           0.02%
 24 < Rem Term <=  36          1           8,324.27           0.02%
 36 < Rem Term <=  48          1           6,427.87           0.01%
 48 < Rem Term <=  60          3          54,467.36           0.12%
 72 < Rem Term <=  84          4         123,081.31           0.28%
 96 < Rem Term <= 108          2          33,130.71           0.07%
108 < Rem Term <= 120         18         682,941.00           1.53%
120 < Rem Term <= 132          2          43,289.76           0.10%
156 < Rem Term <= 168          1          92,465.79           0.21%
168 < Rem Term <= 180        142       7,110,508.11          15.91%
228 < Rem Term <= 240         48       2,661,432.46           5.95%
312 < Rem Term <= 324          1         101,016.62           0.23%
336 < Rem Term <= 348          6         381,327.81           0.85%
348 < Rem Term <= 360        424      33,391,127.79          74.70%
-------------------------------------------------------------------
Total............            654      44,699,563.80         100.00%
===================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        CURRENT MORTGAGE LOAN AMOUNTS
                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

    5,000 < Balance <=    10,000       3            20,417.09       0.05
   10,000 < Balance <=    15,000       6            79,709.32       0.18
   15,000 < Balance <=    20,000      12           223,760.04       0.50
   20,000 < Balance <=    25,000      34           780,743.21       1.75
   25,000 < Balance <=    30,000      29           808,388.28       1.81
   30,000 < Balance <=    35,000      33         1,080,191.46       2.42
   35,000 < Balance <=    40,000      38         1,445,161.54       3.23
   40,000 < Balance <=    45,000      36         1,553,175.44       3.47
   45,000 < Balance <=    50,000      45         2,177,418.59       4.87
   50,000 < Balance <=    55,000      41         2,171,950.01       4.86
   55,000 < Balance <=    60,000      46         2,657,420.07       5.95
   60,000 < Balance <=    65,000      48         3,021,795.92       6.76
   65,000 < Balance <=    70,000      38         2,563,930.86       5.74
   70,000 < Balance <=    75,000      20         1,451,949.80       3.25
   75,000 < Balance <=    80,000      29         2,256,640.67       5.05
   80,000 < Balance <=    85,000      19         1,570,815.85       3.51
   85,000 < Balance <=    90,000      29         2,548,472.19       5.70
   90,000 < Balance <=    95,000      26         2,416,366.63       5.41
   95,000 < Balance <=   100,000      20         1,954,127.55       4.37
  100,000 < Balance <=   125,000      53         5,899,286.66      13.20
  125,000 < Balance <=   150,000      27         3,700,872.82       8.28
  150,000 < Balance <=   200,000      16         2,779,787.77       6.22
  200,000 < Balance <=   250,000       3           664,063.79       1.49
  250,000 < Balance <=   300,000       2           530,096.00       1.19
  300,000 < Balance <=   350,000       1           343,022.24       0.77
--------------------------------------------------------------------------
Total....................            654      $ 44,699,563.80     100.00%
==========================================================================


                             MORTGAGED PROPERTIES                 3-Dec-1997
                                                                  Page 1

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    572        39,270,432.27      87.85
PUD                                4           229,382.13       0.51
Condominium                       13           696,056.41       1.56
2-4 Family                        65         4,503,692.99      10.08
--------------------------------------------------------------------------
Total...............             654      $ 44,699,563.80     100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

Owner Occupied                   623      42,450,269.64        94.97
Investor                          26       1,787,353.43         4.00
Second Home                        5         461,940.73         1.03
--------------------------------------------------------------------------
Total..................          654    $ 44,699,563.80       100.00%
==========================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         ORIGINAL JUNIOR LIEN RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
    Junior Lien         Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

10.01 to  20.00               2              44,790.97               0.10
20.01 to  30.00               9             162,440.56               0.36
30.01 to  40.00               7             235,485.47               0.53
40.01 to  50.00               3             136,982.75               0.31
50.01 to  60.00               5             195,145.86               0.44
60.01 to  70.00               1              17,460.42               0.04
70.01 to  80.00               4             161,289.58               0.36
90.01 to 100.00             623          43,745,968.19              97.87
--------------------------------------------------------------------------
Total............           654        $ 44,699,563.80            100.00%
==========================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  FAMT 1997-4
     -  Cut Off Date of Tape is  12/1/97
     -  ARMs
     -    $35,313,006.05
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     402

Index:                                                   Libor-6M

Aggregate Unpaid Principal Balance:                $35,313,006.05
Aggregate Original Principal Balance:              $35,346,973.01
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           8.902%
Gross Coupon Range:                               6.99% -  14.03%

Weighted Average Margin (Gross):                           5.876%
Gross Margin Range:                               3.99% -   9.49%

Weighted Average Life Cap (Gross):                        15.711%
Gross Life Cap Range:                            13.95% -  20.25%

Weighted Average Life Floor (Gross):                       8.894%
Gross Life Floor Range:                           6.99% -  14.03%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $87,843.30
Average Original Principal Balance:                    $87,927.79

Maximum Unpaid Principal Balance:                     $341,063.21
Minimum Unpaid Principal Balance:                      $20,000.00

Maximum Original Principal Balance:                   $341,250.00
Minimum Original Principal Balance:                    $20,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         347.052
Stated Rem Term Range:                           120.00 -  360.00

Weighted Average Age (First Pay thru Paid Thru):            1.322
Age Range:                                         0.00 -   10.00

Weighted Average Original Term:                           348.373
Original Term Range:                             120.00 -  360.00

Weighted Average Original LTV:                             58.280
Original LTV Range:                               8.95% -  84.99%

Weighted Average Combined LTV:                             58.280
Combined LTV Range:                               8.95% -  84.99%

Weighted Average Periodic Interest Cap:                    1.021%
Periodic Interest Cap Range:                      1.00% -   1.50%

Weighted Average Initial Interest Cap:                     1.516%
Initial Interest Cap Range:                       1.00% -   6.50%

Weighted Average Months to Interest Roll:                   8.685  * calculated
                                                                     from 12/97
                                                                     to next
                                                                     rolldate
Months to Interest Roll Range:                           1 -   57

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6
--------------------------------------------------------------------------------

                                                               ARM TYPE
-------------------------------------------------------------------------------------------------------------------

                                                         WA             WA       WA                 Total
                                  #      %              Rem     WA     Life     Life    WA         Current
       Loan Feature              Loan   Pool      WAC   Term    Age    Cap      floor Margin       Balance

6M Libor                           306  79.32    8.629 344.81    .73   15.58     8.62   5.89     $28,010,474.55
2/28                                90  19.36    9.968 356.43   3.57   16.22     9.97   5.84      $6,836,462.22
3/27                                 4   1.00    9.985 340.47   3.87   16.15     9.99   5.52        $351,718.12
5/25                                 2    .32    8.768 356.79   3.21   15.27     8.77   6.11        $114,351.16
-------------------------------------------------------------------------------------------------------------------
Total.....                         402 100.00%   8.902 347.05   1.32   15.71     8.89   5.88     $35,313,006.05
===================================================================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        COMBINED LOAN-TO-VALUE RATIOS
                                                                Percentage of
                                          Aggregate             Cut-Off Date
     Combined           Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

80.01 to  85.00               2             277,411.02               0.79
75.01 to  80.00              10           1,274,071.12               3.61
70.01 to  75.00              36           3,985,322.74              11.29
65.01 to  70.00              57           5,952,819.96              16.86
60.01 to  65.00              62           5,817,330.25              16.47
55.01 to  60.00              52           5,003,172.65              14.17
50.01 to  55.00              41           4,001,866.22              11.33
45.01 to  50.00              40           3,048,745.48               8.63
40.01 to  45.00              33           2,412,731.48               6.83
35.01 to  40.00              22           1,396,558.01               3.95
30.01 to  35.00              17             881,774.30               2.50
25.01 to  30.00              11             623,319.56               1.77
20.01 to  25.00               9             332,765.05               0.94
15.01 to  20.00               7             237,159.29               0.67
10.01 to  15.00               2              44,515.92               0.13
 5.01 to  10.00               1              23,443.00               0.07
--------------------------------------------------------------------------
Total............           402        $ 35,313,006.05             100.00%
==========================================================================

                        ORIGINAL LOAN-TO-VALUE RATIOS
                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

80.01 to  85.00               2             277,411.02               0.79
75.01 to  80.00              10           1,274,071.12               3.61
70.01 to  75.00              36           3,985,322.74              11.29
65.01 to  70.00              57           5,952,819.96              16.86
60.01 to  65.00              62           5,817,330.25              16.47
55.01 to  60.00              52           5,003,172.65              14.17
50.01 to  55.00              41           4,001,866.22              11.33
45.01 to  50.00              40           3,048,745.48               8.63
40.01 to  45.00              33           2,412,731.48               6.83
35.01 to  40.00              22           1,396,558.01               3.95
30.01 to  35.00              17             881,774.30               2.50
25.01 to  30.00              11             623,319.56               1.77
20.01 to  25.00               9             332,765.05               0.94
15.01 to  20.00               7             237,159.29               0.67
10.01 to  15.00               2              44,515.92               0.13
 5.01 to  10.00               1              23,443.00               0.07
--------------------------------------------------------------------------
Total............           402        $ 35,313,006.05             100.00%
==========================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      GROSS MORTGAGE INTEREST RATE RANGE          3-Dec-1997
                                                                  Page 1

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.50% < Gross Coupon <=  7.00%          1           75,170.00       0.21
 7.00% < Gross Coupon <=  7.50%         34        3,572,925.31      10.12
 7.50% < Gross Coupon <=  8.00%         69        5,801,453.80      16.43
 8.00% < Gross Coupon <=  8.50%         70        6,095,824.95      17.26
 8.50% < Gross Coupon <=  9.00%         69        6,881,428.57      19.49
 9.00% < Gross Coupon <=  9.50%         40        3,839,972.18      10.87
 9.50% < Gross Coupon <= 10.00%         57        4,610,137.09      13.06
10.00% < Gross Coupon <= 10.50%         17        1,390,879.51       3.94
10.50% < Gross Coupon <= 11.00%         21        1,349,651.89       3.82
11.00% < Gross Coupon <= 11.50%          6          489,240.69       1.39
11.50% < Gross Coupon <= 12.00%         10          778,803.00       2.21
12.00% < Gross Coupon <= 12.50%          4          223,010.82       0.63
12.50% < Gross Coupon <= 13.00%          2          125,963.97       0.36
13.50% < Gross Coupon <= 14.00%          1           27,989.12       0.08
14.00% < Gross Coupon <= 14.50%          1           50,555.15       0.14
----------------------------------------------------------------------------
Total..........                        402     $ 35,313,006.05     100.00%
============================================================================

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                         8                 606,034.56         1.72
CA                        69               8,110,806.60        22.97
CO                         8                 592,331.61         1.68
DC                         5                 422,133.67         1.20
FL                        23               1,745,877.07         4.94
GA                         6                 366,552.48         1.04
ID                         2                  95,273.46         0.27
IL                        82               6,209,917.86        17.59
MA                        21               2,106,280.56         5.96
MD                        13                 989,404.88         2.80
MI                         1                  71,930.31         0.20
MN                         2                 160,685.29         0.46
NJ                        32               2,795,034.62         7.92
NY                        30               2,777,451.19         7.87
OH                        18               1,178,207.23         3.34
OR                        31               2,621,092.25         7.42
PA                         8                 619,054.63         1.75
UT                        15               1,248,276.60         3.53
VA                         4                 364,857.28         1.03
WA                        24               2,231,803.90         6.32
--------------------------------------------------------------------------
Total...............     402            $ 35,313,006.05       100.00%
==========================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     REMAINING MONTHS TO STATED MATURITY          3-Dec-1997
                                                                  Page 1

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          1          87,737.00           0.25%
168 < Rem Term <= 180         30       2,001,064.70           5.67%
228 < Rem Term <= 240          2         244,435.00           0.69%
348 < Rem Term <= 360        369      32,979,769.35          93.39%
-------------------------------------------------------------------
Total............            402      35,313,006.05         100.00%
===================================================================

                        CURRENT MORTGAGE LOAN AMOUNTS
                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

   15,000 < Balance <=    20,000       2            40,000.00       0.11
   20,000 < Balance <=    25,000       7           168,995.51       0.48
   25,000 < Balance <=    30,000       5           138,540.14       0.39
   30,000 < Balance <=    35,000      13           441,124.48       1.25
   35,000 < Balance <=    40,000      12           451,968.20       1.28
   40,000 < Balance <=    45,000      12           508,353.57       1.44
   45,000 < Balance <=    50,000      21         1,024,158.47       2.90
   50,000 < Balance <=    55,000      20         1,053,974.48       2.98
   55,000 < Balance <=    60,000      26         1,514,133.41       4.29
   60,000 < Balance <=    65,000      14           872,471.13       2.47
   65,000 < Balance <=    70,000      23         1,564,804.92       4.43
   70,000 < Balance <=    75,000      25         1,820,150.56       5.15
   75,000 < Balance <=    80,000      23         1,775,245.34       5.03
   80,000 < Balance <=    85,000      28         2,332,255.86       6.60
   85,000 < Balance <=    90,000      20         1,748,176.22       4.95
   90,000 < Balance <=    95,000      18         1,676,392.76       4.75
   95,000 < Balance <=   100,000      22         2,156,406.33       6.11
  100,000 < Balance <=   125,000      57         6,438,488.81      18.23
  125,000 < Balance <=   150,000      21         2,883,895.80       8.17
  150,000 < Balance <=   200,000      19         3,261,373.08       9.24
  200,000 < Balance <=   250,000       9         1,989,614.76       5.63
  250,000 < Balance <=   300,000       3           791,025.01       2.24
  300,000 < Balance <=   350,000       2           661,457.21       1.87
--------------------------------------------------------------------------
Total....................            402      $ 35,313,006.05     100.00%
==========================================================================


                             MORTGAGED PROPERTIES                 3-Dec-1997
                                                                  Page 1

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    343        30,679,653.82      86.88
PUD                                2           128,775.57       0.36
Condominium                       10           696,991.79       1.97
2-4 Family                        47         3,807,584.87      10.78
--------------------------------------------------------------------------
Total...............             402      $ 35,313,006.05     100.00%
==========================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

Owner Occupied                   387      34,358,889.67        97.30
Investor                          15         954,116.38         2.70
--------------------------------------------------------------------------
Total..................          402    $ 35,313,006.05       100.00%
==========================================================================

                               DISTRIBUTION OF
                            MAXIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.50 < Life Cap <= 14.00        2         121,030.76           0.34
14.00 < Life Cap <= 14.50       40       4,184,137.00          11.85
14.50 < Life Cap <= 15.00       76       6,329,093.91          17.92
15.00 < Life Cap <= 15.50       79       6,720,930.14          19.03
15.50 < Life Cap <= 16.00       81       8,133,573.87          23.03
16.00 < Life Cap <= 16.50       36       3,279,136.25           9.29
16.50 < Life Cap <= 17.00       42       3,306,051.71           9.36
17.00 < Life Cap <= 17.50       18       1,303,191.46           3.69
17.50 < Life Cap <= 18.00       12         804,211.57           2.28
18.00 < Life Cap <= 18.50       10         770,360.64           2.18
18.50 < Life Cap <= 19.00        3         232,756.57           0.66
19.50 < Life Cap <= 20.00        1          49,987.90           0.14
20.00 < Life Cap <= 20.50        2          78,544.27           0.22
--------------------------------------------------------------------------
Total.................         402    $ 35,313,006.05         100.00%
==========================================================================

                               DISTRIBUTION OF
                            MINIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
           Gross             Mortgage     Principal          Principal
         Life Floor            Loans       Balance            Balance

 6.50 < Life Floor <=  7.00        1        75,170.00           0.21
 7.00 < Life Floor <=  7.50       34     3,572,925.31          10.12
 7.50 < Life Floor <=  8.00       70     5,907,197.27          16.73
 8.00 < Life Floor <=  8.50       70     6,095,824.95          17.26
 8.50 < Life Floor <=  9.00       69     6,884,501.19          19.50
 9.00 < Life Floor <=  9.50       41     3,909,642.72          11.07
 9.50 < Life Floor <= 10.00       56     4,501,321.00          12.75
10.00 < Life Floor <= 10.50       16     1,321,208.97           3.74
10.50 < Life Floor <= 11.00       21     1,349,651.89           3.82
11.00 < Life Floor <= 11.50        6       489,240.69           1.39
11.50 < Life Floor <= 12.00       10       778,803.00           2.21
12.00 < Life Floor <= 12.50        4       223,010.82           0.63
12.50 < Life Floor <= 13.00        2       125,963.97           0.36
13.50 < Life Floor <= 14.00        1        27,989.12           0.08
14.00 < Life Floor <= 14.50        1        50,555.15           0.14
--------------------------------------------------------------------------
Total.................           402  $ 35,313,006.05         100.00%
==========================================================================


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               DISTRIBUTION OF
                                   MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 3.0 < Margin <=  4.0           20       2,126,519.67           6.02
 4.0 < Margin <=  5.0           92       7,946,036.97          22.50
 5.0 < Margin <=  6.0          107       9,166,567.79          25.96
 6.0 < Margin <=  7.0          130      11,700,061.72          33.13
 7.0 < Margin <=  8.0           43       3,646,767.12          10.33
 8.0 < Margin <=  9.0            9         679,841.78           1.93
 9.0 < Margin <= 10.0            1          47,211.00           0.13
--------------------------------------------------------------------------
Total.................         402    $ 35,313,006.05         100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY              3-Dec-1997
                                 PERIODIC CAP                     Page 1

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     389         33,863,280.38          95.89
  1.500                      13          1,449,725.67           4.11
--------------------------------------------------------------------------
Total.................      402       $ 35,313,006.05         100.00%
==========================================================================

                                    ARM TYPE

                                                       Percentage of
                                        Aggregate      Cut-Off Date
                       Number of         Unpaid          Aggregate
                       Mortgage         Principal        Principal
                         Loans           Balance          Balance

6 Month Libor              306          28,010,474.55      79.32
2/28                        90           6,836,462.22      19.36
3/27                         4             351,718.12       1.00
5/25                         2             114,351.16       0.32
-----------------------------------------------------------------------------
Total...............       402        $ 35,313,006.05     100.00%
=============================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.